SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant /x/
Filed by a Party other than the Registrant /_/

Check the appropriate box:

/_/ Preliminary Proxy Statement
/x/ Definitive Proxy Statement
/_/ Definitive Additional Materials
/_/ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                           FIRST COLONIAL GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

________________________________________________________________________________
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/x/ No fee required
/_/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1) or 14a-6(j)(2).
/_/ $500 per each party to the controversy pursuant to
    Exchange Act Rule 14a-6(i)(3).
/_/ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) Title of each class of securities to which transaction applies:

   _____________________________________________________________________________

2) Aggregate number of securities to which transaction applies:

   _____________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:*

   _____________________________________________________________________________

4) Proposed maximum aggregate value of transaction:

   _____________________________________________________________________________

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    1) Amount previously paid: _________________________________________________

    2) Form, Schedule or Registration No. ______________________________________

    3) Filing party: ___________________________________________________________

    4) Date filed: _____________________________________________________________

___________
*Set forth the amount on which the filing fee is calculated and state how it was determined.

                           FIRST COLONIAL GROUP, INC.
                              76 South Main Street
                          Nazareth, Pennsylvania 18064

                      -------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             to be held May 13, 1999

                      -------------------------------------


To the Shareholders of First Colonial Group, Inc.:

     The Annual Meeting of Shareholders of First Colonial Group, Inc. ("Company") will be held on Thursday, May 13, 1999, at 9:00 a.m., prevailing time, at the Bethlehem Holiday Inn, Routes 22 and 512, Bethlehem, Pennsylvania 18017, for the purpose of considering and acting upon the following:

     1. To elect two Class 3 directors to hold office for a term of four years and until their successors are duly elected and qualified, as more fully described in the accompanying Proxy Statement; and

     2. To transact such other business as may properly come before the Annual Meeting.

     Only shareholders of record, as shown by the transfer books of the Company, at the close of business on March 26, 1999, will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof.

     If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in this Notice of Annual Meeting.

     YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE; NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Directors


                                            S. ERIC BEATTIE
                                            President and Chief
                                            Executive Officer

Nazareth, Pennsylvania
March 31, 1999

                           FIRST COLONIAL GROUP, INC.
                              76 South Main Street
                          Nazareth, Pennsylvania 18064
                                 (610) 746-7300

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS


     The accompanying proxy is solicited by the Board of Directors of First Colonial Group, Inc. ("Company") for use at the Annual Meeting ("Meeting") of Shareholders to be held on Thursday, May 13, 1999 at 9:00 a.m., prevailing time, at the Bethlehem Holiday Inn, Routes 22 and 512, Bethlehem, Pennsylvania 18017, and any adjournments or postponements thereof. This Proxy Statement and accompanying proxy are first being mailed to Company shareholders on or about March 31, 1999.

     The cost of the solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, facsimile or similar means by officers, directors or employees of the Company, without additional compensation. Upon request, the Company will pay the reasonable expenses incurred by record holders of the Company's common stock, par value $5.00 per share ("Common Stock"), who are brokers, dealers, banks or voting trustees, or their nominees, for mailing proxy material and annual shareholder reports to beneficial owners.

     Only shareholders of record, as shown on the transfer books of the Company, at the close of business on March 26, 1999 ("Record Date") will be entitled to notice of, and to vote at, the Meeting. On the Record Date, there were 1,748,775 shares of Common Stock outstanding. All share and per share information in this Proxy Statement has been adjusted to reflect the 5% stock dividends paid in June 1998, May 1997 and May 1996.

     Sending in a signed proxy will not affect a shareholder's right to attend the Meeting and vote in person since the proxy is revocable. Any shareholder giving a proxy has the power to revoke it by, among other methods, giving written notice to the Secretary of the Company at any time before the proxy is exercised.

     Proxies in the accompanying form, properly executed and received in time for voting, and not revoked, will be voted as indicated in accordance with the instructions thereon. If no directions to the contrary are indicated, the persons named in the enclosed proxy will vote all shares of Common Stock "for" the election of all nominees for directors hereinafter named.

     The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. All shares of the Company's common stock present in person or represented by proxy and entitled to vote at the Annual Meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Annual Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Annual Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Annual Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

     Except for certain restrictions (hereinafter summarized), each share of Common Stock is entitled to one vote on each matter which may be brought before the Meeting except that, in the election of directors, shareholders are entitled to cumulate their votes. Cumulative voting entitles each shareholder to cast as many votes as is equal to the number of shares held by such shareholder multiplied by the number of directors to be elected; all such votes may be cast for one candidate or they may be distributed among any two or more candidates in the election. The persons named in the accompanying proxy may exercise cumulative voting rights in any manner they deem desirable to secure the election of as many as possible of the nominees named below. See "ELECTION OF DIRECTORS."

     The election of directors will be determined by a plurality vote and the two nominees receiving the most "for" votes will be elected. Under the Pennsylvania Business Corporation Law, an abstention, withholding of authority to vote or broker non-vote will not have the same legal effect as an "against" vote and will not be counted in determining whether the proposal has received the required shareholder vote. Article 7 of the Company's Amended and Restated Articles of Incorporation, as amended, restricts the rights of a Person (as hereafter defined) to cast (or execute written consents with respect to) more than 10% of the total votes which all shareholders are entitled to cast at a meeting, unless authorized to do so by the Board of Directors and subject to such conditions as the Board of Directors may impose. The term "Person" includes not only individuals and entities, but also groups of individuals and entities who act together for the purpose of acquiring, holding, disposing of or voting Common Stock.

     The restrictions of Article 7 do not apply to the shares of Common Stock held by the Bank for itself or as trustee of the Company's Employee Stock Ownership Plan or other trusts. See "VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF."

     The casting of votes by a Person as a proxy holder for other shareholders is not counted in computing the 10% limitation to the extent that the proxies so voted were revocable and were secured from other shareholders who are not members of a group which includes such Person. Giving a revocable proxy to a Person does not in itself cause the shareholder giving the proxy to be a member of a group which includes such Person. Article 7 provides that the determination by the Board of Directors of the existence or membership of a group, and of a number of votes any Person or each member of a group is entitled to cast, is final and conclusive absent clear and convincing evidence of bad faith.

     In the event of a violation of Article 7 and in addition to other remedies afforded the Company, the judges of election cannot count votes cast in violation of Article 7 and the Company or its nominees have an option to acquire from the violator shares of Common Stock in excess of the 10% limit at prices which would in certain situations be lower than the then current market price of such shares.

     The foregoing is a brief summary of Article 7 and is qualified and amplified in all respects by the exact provisions of the Amended and Restated Articles of Incorporation, as amended, a copy of which can be obtained in the same manner as the Company's Annual Report on Form 10-K for 1998. See "ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K".

     The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (i) matters which the Company did not have notice of by March 12, 1999 are to be presented at the Meeting; (ii) approval of the minutes of a prior meeting of shareholders, if such approval does not amount to ratification of the action taken at the meeting; (iii) the election of any person to any office for which a bona fide nominee is unable to serve or for good cause will not serve; (iv) any proposal omitted from this Proxy Statement and the form of proxy pursuant to Rules 14a-8 or 14a-9 under the Securities Exchange Act of 1934, and (v) matters incident to the conduct of the Meeting. In connection with such matters, the persons named in the enclosed proxy will vote in accordance with their best judgment.

     The Company is not presently aware of any matters (other than procedural matters) which will be brought before the Meeting which are not reflected in the attached Notice of the Meeting. If any such matters are brought before the Meeting, the persons named in the enclosed proxy will act or vote in accordance with their best judgment.

                              ELECTION OF DIRECTORS

     As permitted under Pennsylvania law, the Bylaws of the Company provide for staggering the terms of office of the Company's directors by dividing the Board of Directors into four classes, with members of each class serving four-year terms. The Company's Bylaws further provide that the Board of Directors shall consist of not fewer than five nor more than 25 directors, with the exact number fixed by the Board of Directors. The Board of Directors currently consists of eight members.

     At the Meeting, the shareholders will elect two Class 3 directors to serve for a term of four years and until their successors are elected and qualified. As described above, shareholders are entitled to cumulative voting rights in the election of directors.

     The following table sets forth information, as of the Record Date, concerning the Company's directors and nominees for election to the Board of Directors. Unless directed otherwise, the persons named in the enclosed proxy intend to vote such proxy for the election of the listed nominees or, in the event of death, disqualification, refusal or inability of any nominee to serve, for the election of such other persons as the management of the Company may recommend in the place of such nominee to fill the vacancy. The Board has no reason to believe that any of the nominees will not be a candidate or will be unable to serve.

     The director nominees named below were nominated by the Board of Directors and currently serve as directors. All of the Company's directors were first elected directors of the Company in 1983 except for Richard Stevens, III and Gordon B. Mowrer, who were first appointed to the Board of Directors of the Company in 1989, Daniel Mulholland and Maria Zumas Thulin, who were first appointed to the Board of Directors of the Company in 1994 and Charles J. Peischl who was first appointed to the Board of Directors in 1996. In addition, all of the directors and director nominees named below also serve on the Board of Directors of the Company's banking subsidiary, Nazareth National Bank and Trust Company ("Bank").


       Name/Age                      Principal Occupation or                   Director of          Term of
   as of Record Date              Employment for Past Five Years              the Bank Since     Office Expires
   -----------------              ------------------------------              --------------     --------------
                                              Director Nominees

Robert J. Bergren        Retired; former Vice President Administration,             1982              1999
73(1)(2)(3)              SI Handling Systems, Inc. (manufacturer of
                         materials handling equipment), Easton,
                         Pennsylvania

Richard Stevens, III     Chairman of the Board of the Company and the               1989              1999
66(1)(2)(3)              Bank since January 1999; Division Manager
                         (Marketing) for Computer Aid, Inc. (1987 to
                         present)

                                              Continuing Directors

S. Eric Beattie          President of the Company and Chief Executive               1982              2000
52(1)                    Officer of the Company and the Bank since
                         January 1987, and President of the Bank since
                         1984

Gordon B. Mowrer         Pastor, Advent Moravian Church, Bethlehem,                 1989              2002
63(1)(2)                 Pennsylvania; former President,
                         Hampson-Mowrer-Kreitz Insurance Agency, Inc.
                         (insurance sales)

Daniel B. Mulholland     President, Mallinckrodt Baker, Inc. (chemical              1994              2001
46                       manufacturing), Phillipsburg, New Jersey since
                         1974

Robert C. Nagel          Retired; Former Manager, Eastern Division                  1976              2000
74(1)(2)                 Metropolitan Edison Co. (electric utility),
                         Easton, Pennsylvania

Charles J. Peischl       Attorney, Peters, Moritz, Peischl, Zulick &                1996              2001
54                       Landes

Maria Zumas Thulin       Executive Vice President, Arcadia Development              1994              2002
45                       Corporation (real estate development and
                         management), Bethlehem, Pennsylvania since 1989

----------
(1)  Member of the Executive Committee.

(2)  Member of the Compensation Committee.

(3)  Member of the Audit Committee.


     There are no other nominees for director known to the Company at this time.

     Under the Company's Bylaws, shareholders have the right to nominate directors in accordance with the procedures specified therein. Nominations for directors made by shareholders must be submitted in writing to the Secretary of the Company not later than the close of business on the fifth day immediately preceding the date of the meeting. All late nominations will be rejected. In addition, at any time prior to the election of directors at a meeting of shareholders, the Board of Directors may designate a substitute nominee to replace any bona fide nominee who was nominated in accordance with the Bylaws and who, for any reason, becomes unavailable for election as a director.

Board of Directors, Committees and Attendance at Meetings

     The Board of Directors of the Company held eighteen meetings during the fiscal year ended December 31, 1998. The Executive Committee, which held nine meetings during the fiscal year, makes recommendations to the Board of Directors with respect to executive compensation and the Company's stock option plans (among other matters). The Board has a Compensation Committee which makes decisions concerning executive compensation and stock options and which administers the Company's stock option plans. The Compensation Committee met once during the fiscal year ended December 31, 1998. The Board has an Audit Committee, which meets at varying intervals. The purpose of the Audit Committee is to review all recommendations made by the Company's independent public accountants with respect to the accounting methods used and the system of internal control followed by the Company and to advise the Board of Directors with respect thereto. The Audit Committee held four meetings during the fiscal year ended December 31, 1998. The Board does not have a nominating committee. During the fiscal year ended December 31, 1998, all directors of the Company attended at least 75% of the total number of meetings of the Board of Directors of the Company and of all committees of which they were members.

Compensation of Directors

     Directors of the Company and the Bank are compensated at the rate of $300 per Board meeting attended, $160 per committee meeting attended and $1,000 as a quarterly retainer fee. Each director has the option to defer some or all of the annual directors' fees pursuant to the Deferred Compensation Plan for Directors (the "Directors' Plan"). Any such deferred amount will be deemed invested in an account paying interest equal to rates paid by the Bank on individual retirement accounts. The director may elect the form and timing of the benefits payable under the Directors' Plan, but, in general, such benefits will be payable commencing at age 65. Benefits to a director under the Directors' Plan are generally made in installments over a 15 year period. If a director electing installments dies prior to receiving such director's full benefits under the Directors' Plan, the remaining benefits will be made to the named beneficiary. Upon establishment to the satisfaction of the Board of Directors of the existence of a personal financial hardship, a director may obtain an immediate distribution of some or all of such director's benefits under the Directors' Plan.

     Directors of the Company who are not employees of the Company or the Bank are eligible to receive automatic grants of options to purchase shares of Common Stock pursuant to the 1994 Stock Option Plan for Non-Employee Directors. No stock options were granted pursuant to this Plan during the fiscal year ended December 31, 1998. See "EXECUTIVE COMPENSATION - 1994 Stock Option Plan for Non-Employee Directors."

                 VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The following table sets forth certain information, as of the Record Date, with respect to the beneficial ownership of the Company's Common Stock by (1) each shareholder known by the Company to own beneficially more than five percent of the Company's outstanding Common Stock, (2) all directors of the Company and the Bank, (3) all executive officers of the Company named in the Summary Compensation Table which follows and (4) all directors and executive officers of the Company and the Bank as a group. Except as otherwise specified, the named beneficial owner has sole voting and investment power with respect to his shares. The shareholdings set forth below reflect all stock dividends paid and stock splits effected by the Company through the Record Date, and are rounded to the nearest whole share.


                                                            Amount of Common
                                                                 Stock
                                                              Beneficially         Percent of
                  Name                                          Owned (a)           Class (a)
                  ----                                      -----------------      ----------
Employee Stock Ownership Plan ("ESOP") Trust
Nazareth National Bank and Trust Company, Trustee
76 South Main Street, Nazareth, PA 18064 (b)..............       264,140             15.10

Emerald Advisers, Inc. (c)................................        96,160              5.50

S. Eric Beattie (d).......................................        28,008              1.60

Tomas J. Bamberger (e)....................................           893               *

Robert J. Bergren (f).....................................         4,397               *

Reid L. Heeren (g)........................................        15,111               *

Gordon B. Mowrer (h)......................................         3,512               *

Daniel B. Mulholland (i)..................................         3,163               *

Robert C. Nagel (j).......................................        15,989               *

Charles J. Peischl (k)....................................           927               *

Richard Stevens, III (l)..................................         2,151               *

Maria Zumas Thulin (m)....................................         1,618               *

All Directors and Executive Officers as a
group (12 persons) (n)....................................        84,643              4.84

----------
*    Less than 1%.

(a) The securities "beneficially owned" by an individual are determined as of the Record Date in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission. Accordingly, they may include securities owned by or for, among others, the spouse and/or minor children of the individual and any other relative who has the same home as such individual, as well as other securities as to which the individual has or shares voting or investment power or has the right to acquire under outstanding stock options within 60 days after the Record Date. Beneficial ownership may be disclaimed as to certain of the securities.

(b) Includes 204,790 allocated and 59,350 unallocated shares. Participants in the ESOP have "pass-through" voting rights and are entitled to direct the vote on all shares allocated to their accounts as of the Record Date. Unallocated shares, as well as allocated shares for which no voting directions are received, are voted by the plan administrators, who are appointed by the Board of Directors and who have sole investment power with respect to all shares held in the plan. Does not include shares held by the Bank in various other trusts for which the Bank, in its capacity as trustee, has or shares voting or investment power. As of the Record Date, the Bank had or shared voting or investment power with respect to 120,603 shares held in trust for the Company's Dividend Reinvestment and Stock Purchase Plan, 25,265 shares held in trust for the Company's Optional Deferred Salary Plan and 146,948 shares held in various other trust accounts.

(c) Based upon the information set forth in a Schedule 13G Statement, dated January 21, 1999, provided to the Company by Emerald Advisers, Inc. The address of Emerald Advisers, Inc. is 1857 William Penn Way, Lancaster, Pennsylvania 17601.

(d) Includes 15,941 shares allocated to his account under the ESOP and 4,415 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plan. Also includes 147 shares held by his daughter and 294 shares held by Mr. Beattie in custody for his two sons.

(e) Includes 788 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plan.

(f) Includes 1,215 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(g) Includes 8,219 shares allocated to his account under the ESOP, 3,312 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plan and 322 shares owned by his spouse.

(h) Includes 1,215 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(i) Includes 791 shares owned by his spouse in custody for his son, 926 shares owned jointly with his spouse and 1,215 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(j) Includes 575 shares held by the Bank as trustee of an IRA Rollover Trust, 2,437 shares owned jointly with his spouse, 5,563 shares owned by his spouse and 1,215 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(k) Includes 607 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(l) Includes 1,215 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(m) Includes 68 shares owned by her spouse and 1,215 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors.

(n) Includes an aggregate of 11,039 shares issuable upon the exercise of options granted pursuant to the Company's Stock Option Plan, an aggregate of 7,897 shares issuable upon the exercise of options granted pursuant to the 1994 Stock Option Plan for Non-Employee Directors and 29,521 shares allocated under the ESOP to the accounts of all executive officers of the Company and the Bank, as a group.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who beneficially own more than ten percent of a registered class of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Executive officers, directors and greater than ten percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to the Company's executive officers, directors and greater than ten percent beneficial shareholders were complied with during the year ended December 31, 1998.

                             EXECUTIVE COMPENSATION

Compensation Committee Report

     The Compensation Committee of the Board of Directors is composed of directors who are not employees of the Company or the Bank, and is responsible for developing and making recommendations to the Board with respect to Company executive compensation programs. In addition, the Compensation Committee, pursuant to authority delegated by the Board, determines on an annual basis the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company.

     The policies of the Company's executive compensation program are to:

     1. Provide compensation that will attract and retain superior executive talent;

     2. Support the achievement of the goals contained in the Company's annual plan by linking a portion of the executive officer's compensation to the achievement of such goals; and

     3. Enhance shareholder value by the use of stock options to further align the interests of the executive officers with those of shareholders.

     The Compensation Committee believes that its executive compensation program provides an overall level of compensation opportunity that is competitive to that offered within the banking community. Actual compensation levels may be greater or less than competitive levels based on surveys that are reviewed by the Compensation Committee.

     The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, executive benefit program consisting of medical reimbursement, salary continuation and supplemental retirement income, long term incentive compensation in the form of stock options, and various benefits generally available to employees of the Company, including group medical and life insurance coverage and participation in the ESOP and 401(k) plans. In determining the level of base salary, annual incentive compensation and stock options for executive officers, the Compensation Committee reviews the recommendations made by the Chief Executive Officer with respect to subordinate executive officers, reviews surveys of compensation data for comparable banks and bank holding companies and uses its discretion to set compensation for individual executive officers, including the Chief Executive Officer, at levels where, in its judgment, external, internal or individual circumstances warrant.

Base Salary

     Base salary levels for the Company's executive officers are set competitively relative to companies in the banking industry of comparable size within Pennsylvania as well as in the United States. In determining salaries, the Committee also takes into account individual experience and performance of executive officers as it relates to the particular needs of the Company.

Annual Incentive Compensation

     Annual incentive compensation is awarded to executive officers and key managers in the form of cash bonuses. The purpose of such cash bonuses is to provide a direct financial incentive to the executives to achieve the annual goals of the Company as set forth in the beginning of the year in the annual plan. In 1998, the following measures were taken into consideration by the Compensation Committee in evaluating the payment of bonuses.

     1.   Return on equity
     2.   Return on average assets
     3.   Change in net income compared to the prior fiscal year
     4.   Individual performance

     If the Compensation Committee determines the Company has not achieved its plan objectives, no bonuses will be awarded. There were no bonuses awarded for 1998.

Stock Options

     The Compensation Committee uses the 1986 Stock Option Plan and the 1996 Employee Stock Option Plan (collectively the "Plans") as the Company's long-term incentive plan for executive officers and key managers. The 1996 Employee Stock Option Plan replaced the 1986 Stock Option Plan under which no new options could be granted after 1996. The objectives of the Plans are to align the long-term interests of executive officers and shareholders by creating a direct link between executive compensation and shareholder return and to enable executives to develop and maintain a significant long-term equity interest in the Company. The Plans authorize the Compensation Committee to award stock options to officers and key employees. In general, under the Plans, options are granted with an exercise price equal to the fair market value of the Common Stock on the date of grant (although the Compensation Committee has the authority to grant non-qualified options under the 1996 Employee Stock Option Plan at an exercise price less than the fair market value on the date of grant) and are exercisable beginning one year after the date of the grant (earlier in the event of a "change in control" as defined in the Plans) up to ten years after the date of grant. Awards are made at a level calculated to be competitive within the banking industry based on reviews of industry surveys.

Determination of Compensation of Chief Executive Officer

     During 1998, Mr. Beattie was President and Chief Executive Officer of First Colonial Group, Inc. and Nazareth National Bank and Trust Company. The Compensation Committee reviewed base salaries of chief executive officers of peer group companies in determining Mr. Beattie's base compensation. The committee reviewed Mr. Beattie's performance with respect to corporate goals and objectives such as return on equity, return on assets and earnings per share and his leadership and overall impact on the growth of the Company. Other objective criteria such as community leadership and industry involvement were used in determining his compensation. Mr. Beattie is Vice Chairman, a member of the Board Development Committee and a board member of Moravian Hall Square Retirement Community; a board member of Lehigh Valley Industrial Park, Inc.; a member of the Executive Committee and a board member of Lehigh Valley Development Corporation and a member of the Executive Committee of Group III of the Pennsylvania Bankers Association.

     In January 1998, the Compensation Committee set Mr. Beattie's annual salary rate at $176,748 effective with the second pay period of January 1998. This salary was $6,798, or 4% higher than his 1997 salary rate of $169,950. In conjunction with the Company's long term incentive plan for executive officers, Mr. Beattie was granted options to purchase 4,200 share of Common Stock of the Company. No bonus was awarded to Mr. Beattie for 1998, because the Company did not achieve its plan objectives.

Policy with Respect to Section 162(m) of the Internal Revenue Code

     Generally, Section 162(m) of the Internal Revenue Code, and the regulations promulgated thereunder (collectively, "Section 162(m)"), denies a deduction to any publicly held company, such as the Company, for certain compensation exceeding $1,000,000 paid to the chief executive officer and four other highest paid executive officers excluding (among other things) certain performance based compensation. The

Compensation Committee has considered the impact of Section 162(m) and, based on current compensation levels of the executive officers of the Company, believes that it will not have a material adverse effect on the Company in 1998.

Members of the Compensation Committee of the Board of Directors during 1998:
Robert J. Bergren, Robert C. Nagel, John J. Schlamp (retired 12/31/98) and Richard Stevens, III.

Stock Performance Graph

     The following graph shows a comparison of the cumulative total return for the Company's Common Stock, the Nasdaq Bank Index and the Nasdaq Composite Index, assuming an investment of $100 in each on December 31, 1993 and the reinvestment of dividends.

                                   [GRAPHIC]

     In the printed version of the document, a line graph appears which depicts the following plot points:

Total Return Analysis 12/31/93  12/30/94  12/29/95  12/31/96  12/31/97  12/31/98
--------------------- --------  --------  --------  --------  --------  --------
First Colonial Group   $100.00   $91.40    $110.42   $146.63   $255.12   $224.98
Nasdaq Bank Index      $100.00   $99.64    $148.38   $195.91   $328.02   $325.38
Nasdaq Composite       $100.00   $96.80    $136/47   $167.90   $205.07   $287.50

Source: Carl Thompson Associates www.etaonline.com (800) 959-9677. Data from Bloomberg Financial Markets.

Summary Compensation Table

     The following table sets forth all cash compensation paid by the Company and the Bank for services rendered in all capacities to the Company and its subsidiaries during the fiscal years ended December 31, 1998, 1997 and 1996 to
(1) the Chief Executive Officer of the Company and the Bank and (2) each executive officer of the Company and the Bank whose salary and bonus exceeded $100,000 during the fiscal year ended December 31, 1998.

                           Summary Compensation Table


                                                                                   Long Term
                                               Annual Compensation                Compensation
                                        -------------------------------------     ------------
                                                                                   Securities
     Name and                 Fiscal                            Other Annual       Underlying       All Other
Principal Position             Year      Salary       Bonus     Compensation         Options       Compensation
------------------            ------    --------     -------    ------------       -----------     ------------
S. Eric Beattie,               1998     $176,487     $    --     $11,320(1)            4,200         $22,827(2)
President, Chief               1997     $175,256     $20,000     $10,020               4,200         $20,747
Executive Officer and          1996     $154,121     $16,000     $10,020                  --         $31,226
Director of the Company
and Bank

Tomas J. Bamberger,            1998     $124,062     $    --     $    --               3,150         $78,232(3)
Executive Vice President,      1997     $ 39,231     $ 3,923     $    --                  --         $   --
Senior Loan Officer            1996     $     --     $    --     $    --                  --         $   --
of the Bank

Reid L. Heeren, Executive      1998     $111,566     $    --     $    --               3,150         $19,933(4)
Vice President, Chief          1997     $107,932     $10,453     $    --               3,150         $12,573
Financial Officer of the       1996     $ 95,651     $ 5,000     $    --                  --         $17,347
Bank, Vice President and
Treasurer of the Company

----------
(1)  Represents director fees.

(2) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $8,089, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $4,000 the payment of life insurance premiums pursuant to the Company's Salary Continuation Program of $4,799, the funding expense pursuant to the Company's Supplemental Retirement Insurance Program of $3,672 and reimbursement pursuant to the Company's Medical Reimbursement Program of $2,267.

(3) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $6,544, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $840 the payment of life insurance premiums pursuant to the Company's Salary Continuation Program of $36,364, the funding expense pursuant to the Company's Supplemental Retirement Insurance Program of $33,034 and reimbursement pursuant to the Company's Medical Reimbursement Program of $1,450.

(4) Includes a contribution to his account in the Company's Employee Stock Ownership Plan of $6,245, the Company's matching contribution to his account under the Optional Deferred Salary Plan of $2,789 the payment of life insurance premiums pursuant to the Company's Salary Continuation Program of $9,163, the funding expense pursuant to the Company's Supplemental Retirement Insurance Program of $236 and reimbursement pursuant to the Company's Medical Reimbursement Program of $1,500.

Option Grants in 1998

     The following table sets forth certain information concerning stock options granted during 1998 to each of the executive officers of the Company named in the Summary Compensation Table. All of the options were granted at the fair market value of the Common Stock on the date of grant and became exercisable in four equal annual installments beginning one year after the date of grant.


                                                                                                 Potential Realizable
                                                                                                   Value at Assumed
                                                                                                 Annual Rates of Stock
                                                                                                  Price Appreciation
                                                    Individual Grants                             for Option Term (1)
                               -------------------------------------------------------------     ---------------------
                                Number of      Percentage of
                               Securities      Total Options
                               Underlying        Granted to        Exercise
                                 Options        Employees in       Price Per    Expiration
           Name                  Granted        Fiscal Year          Share         Date            5%         10%
           ----                ----------      --------------      ---------    ------------     -------    --------
S. Eric Beattie............       4,200            13.6%            $35.24      Jan. 7, 2008     $93,081    $235,887

Tomas J. Bamberger.........       3,150            10.2%            $35.24      Jan. 7, 2008     $69,811    $176,915

Reid L. Heeren.............       3,150            10.2%            $35.24      Jan. 7, 2008     $69,811    $176,915

----------
(1) Represents the difference between the market value of the Common Stock for which the option may be exercised, assuming that the market value of the Common Stock on the date of grant appreciates in value to the end of the ten-year option term at annualized rates of 5% and 10%, respectively, and the exercise price of the option. The rates of appreciation used in this table are prescribed by regulation of the SEC and are not intended to forecast future appreciation of the market value of the Common Stock.

Aggregated Option Exercises in 1998 and 1998 Year-End Option Values

     The following table sets forth certain information concerning the number of unexercised options and the value of unexercised options at December 31, 1998 held by the executive officers of the Company named in the Summary Compensation Table.


                                                            Number of Securities
                                                           Underlying Unexercised         Value of Unexercised
                            Shares                               Options at              In-the-Money Options at
                         Acquired on       Value              December 31, 1998           December 31, 1998(2)
      Name                 Exercise      Realized(1)      Exercisable/Unexercisable     Exercisable/Unexercisable
      ----               -----------     -----------      -------------------------     -------------------------
S. Eric Beattie              --              --                 4,415/6,300                   $41,009/21,247

Tomas J. Bamberger           --              --                   788/2,362                   $    --/$   --

Reid L. Heeren               --              --                 3,312/4,724                   $30,756/15,932

----------
(1) Represents the difference between the last sale price of the Common Stock on the date of exercise, as reported on the Nasdaq National Market, and the exercise price per share of the options exercised multiplied by the number of options exercised.

(2) Represents the difference between $29.125, the last sale price of the Common Stock on December 31, 1998, as reported on the Nasdaq National Market, and the exercise price per share of in-the-money options multiplied by the number of exercisable and unexercisable options held, respectively.

Stock Option Plans

     In March 1996, the Board of Directors of the Company adopted the 1996 Employee Stock Option Plan (the "1996 Plan") which was approved by the shareholders of the Company in April 1996. The 1996 Plan replaces the 1986 Stock Option Plan (the "1986 Plan") adopted in 1986 under which no new options could be granted after December 1996. Pursuant to the 1996 Plan and 1986 Plan (the "Plans"), stock options may be granted which qualify under the Code as incentive stock options ("Incentive Options") as well as stock options that do not qualify as Incentive Options under the Code ("Non-Qualified Options"). All officers and key employees of the Company or any current or future subsidiary who are employed on a full-time basis will be eligible to receive an option or options under the 1996 Plan. As of December 31, 1998, options to purchase an aggregate of 69,112 shares of Common Stock had been granted pursuant to the Plans, of which 19,254 are exercisable on or before 60 days after the Record Date. Options issued pursuant to the 1986 Plan continue to be administered under the terms of that Plan.

     The purpose of the Plans is to provide additional incentive to employees of the Company by encouraging them to invest in the Company's Common Stock and thereby acquire a proprietary interest in the Company and an increased personal interest in the Company's continued success and progress. The Plans are administered by the Compensation Committee (the "Committee") which is appointed by the Board and consists only of directors who are not eligible to receive options under the Plans. The Committee is to determine, among other things, which officers and key employees receive an option or options, the type of option (Incentive Options or Non-Qualified Options, or both) to be granted, the number of shares subject to each option, the rate of option exercisability, and, subject to certain other provisions to be discussed below, the option price and duration of the option.

     The aggregate number of shares which may be issued upon the exercise of options under the 1996 Plan is 289,406 shares of Common Stock. The Code provides that the aggregate fair market value, determined at the time the Incentive Option is granted, of the shares with respect to which Incentive Options are exercisable for the first time by an optionee during any calendar year shall not exceed $100,000 and any excess amount will be treated as Non-Qualified Options.

     The option price for Incentive Options issued under the 1996 Plan must be at least equal to 100% of the fair market value of the Common Stock as of the date the option is granted. The fair market value is determined by the Committee. The option price for Non-Qualified Options issued under the 1996 Plan may, in the discretion of the Committee, be at less than the fair market value of the Common Stock as of the date the option is granted. The rate of option exercisability is set by the Committee at the time of grant. In the event of "change in control" of the Company, as defined in the Plan, each optionee may exercise the total number of shares then subject to the option. Unless terminated earlier by the option's terms, options expire ten years after the date they are granted.

     Options to purchase a total of 30,450 shares of Common Stock were granted under the 1996 Plan during the year ended December 31, 1998.

1994 Stock Option Plan for Non-Employee Directors

     In March 1994, the Board of Directors adopted, and in April 1994 the shareholders approved, the 1994 Stock Option Plan for Non-Employee Directors (the "Director Plan"). An amendment to the Director Plan was approved by the shareholders in April 1995. The purpose of the Director Plan is to provide additional incentive to members of the Boards of Directors of the Company and each present and future subsidiary corporation who are not also employees by encouraging them to invest in the Company's Common

Stock and thereby acquire a further proprietary interest in the Company and an increased personal interest in the Company's continued success and progress.

     Pursuant to the Director Plan, each person who was, as of May 1, 1994, a director of the Company or any subsidiary corporation, and who was not as of such date an employee of the Company or any subsidiary corporation, was, as of May 1, 1994, automatically granted an option to purchase 1,215 shares of the Company's Common Stock. Non-employee directors who were first elected or appointed to the Board after May 1, 1994 receive an automatic grant of options under the Director Plan upon the date of their election or appointment, except that any non-employee director appointed after May 1, 1994 and prior to the 1995 Annual Meeting of Shareholders received an automatic grant of options on the date of the 1995 Annual Meeting. On the fifth anniversary of the initial option grant under the Director Plan and provided a grant recipient continues to be a non-employee director on such anniversary, such person shall, on such fifth anniversary, automatically be granted an option to purchase 1,215 shares of the Company's Common Stock or such lower number of shares as shall be equal to the number of shares as shall then be available (if any) for grant under the Director Plan divided by the number of persons who are to receive an option on such anniversary.

     The Director Plan is administered by the Board of Directors of the Company, including non-employee directors. Under the Director Plan, the Board has the right to adopt such rules for the conduct of its business and the administration of the Director Plan as it considers desirable. The Board of Directors has the exclusive right to construe the Director Plan and the options issued pursuant to it, to correct defects and omissions and to reconcile inconsistencies to the extent necessary to effectuate the purpose of the Director Plan and the options issued pursuant to it.

     The aggregate number of shares which may be issued upon the exercise of options under the Director Plan is 24,311 shares of the Company Common Stock. In the event of any change in the capitalization of the Company, such as by stock dividend, stock split or what the Board of Directors deems in its sole discretion to be similar circumstances, the aggregate number and kind of shares which may be issued under the Director Plan will be appropriately adjusted in a manner determined in the sole discretion of the Board of Directors. Reacquired shares of the Company's Common Stock, as well as unissued shares, may be used for the purpose of the Director Plan. Common Stock of the Company subject to options which have terminated unexercised, either in whole or in part, will be available for future options granted under the Director Plan.

     The option price for options issued under the Director Plan shall be equal to the fair market value as determined by the Board of the Company Common Stock on the date of grant of the option. Payment of the option price on exercise of options granted under the Director Plan may be made in (a) cash, (b) (unless prohibited by the Board of Directors) Company Common Stock which will be valued by the Secretary of the Company at its fair market value on the date of delivery or (c) (unless prohibited by the Board of Directors) any combination of cash and Common Stock of the Company valued as provided in clause (b).

     Options granted pursuant to the Director Plan may be exercised at the following rates, whichever is higher: (i) 25% commencing one year after the date of their grant, 50% after two years, 75% after three years and 100% after four years, or (ii) 100% commencing upon a "change in control" of the Company, as such term is defined in the Director Plan. Unless terminated earlier by the option's terms, options granted under the Director Plan expire ten years after the date they are granted. Options terminate three months after the optionee ceases to be a director of the Company or a subsidiary corporation (whether by death, disability, resignation, removal, failure to be reelected or otherwise, and regardless of whether the failure to continue as a director was for cause or otherwise), but not later than ten years after the date of option grant. Options granted pursuant to the Director Plan are not transferable, except by the will or the laws of descent and distribution in the event of death. During an optionee's lifetime, the option is exercisable only by the optionee, including, for this purpose, the optionee's legal guardian or custodian in the event of disability. Options may not be granted pursuant to the Director Plan after the expiration of eight years from and after the adoption of the Director Plan by the Company's shareholders at the 1994 Annual Meeting. Options granted pursuant to the Director Plan will not qualify as incentive stock options under the Code.

Severance Agreements

     The Bank has entered into a Severance Agreement, as amended, with S. Eric Beattie providing for certain severance payments in the event that (a) the Bank terminates his employment without cause or (b) Mr. Beattie terminates his employment with the Bank (i) for any reason, whether with or without cause, at any time within three years after a "change in control" of the Bank, or (ii) due to the fact that, without his consent and whether or not a change in control of the Bank has occurred, the nature and scope of his duties and authority or his responsibilities with the Bank or the surviving or acquiring person are reduced to a level below that which he enjoys on the date of the agreement, his then current base annual salary is reduced to a level below that which he enjoys on the date of the agreement or at any time thereafter (whichever may be greater), the fringe benefits which the Bank provides him on the date of the agreement or at any time thereafter (whichever may be greater) are materially reduced, his position or title with the Bank or the surviving or acquiring person is reduced from his current position or title with the Bank, or his principal place of employment with the Bank is changed to a location greater than 80 miles from his current principal place of employment with the Bank.

     A "change in control" is defined as a change within a 12 month period in a majority of the members of the Board of Directors of the Bank or the Company, a change within a 12 month period in holders of more than 50% of the outstanding voting stock of the Bank or the Company or any other event deemed to constitute a "change in control" by the Compensation Committee.

     The term of Mr. Beattie's Severance Agreement ends on December 31, 2000 or the earlier of his death or permanent disability, the termination of his employment for cause, mutual agreement, resignation or otherwise. "Cause" is defined as a conviction for any felony, fraud or embezzlement or failure or refusal to comply with the written policies or directives of the Board of Directors of the Bank or for being guilty of misconduct in connection with the performance of his duties for the Bank and failure to cure such non-compliance or misconduct within 20 days of receiving written notice from the Board of Directors of the Bank.

     In the event that Mr. Beattie is entitled to severance payments, he will be paid annual compensation for a period of three years following the date on which his employment is terminated ("Termination Date") at a rate equal to 100% of his highest annual cash compensation, including cash bonuses, during the three year period ending on the Termination Date, without offset for subsequent earnings, subject to reduction to reduce the present value of any "parachute payments", determined pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code") and the regulations thereunder, to below 300% of his "base amount" (as defined in Section 280G(b)(3)(A) of the Code and the regulations). Any severance payments made to Mr. Beattie after he reaches age 65 will be reduced by the amount of any pension or annuity benefits Mr. Beattie would have received under the Bank's defined benefit pension plan if he had retired at age 65 (regardless of when he actually retired) and had elected the single life annuity benefit (regardless of the benefit he actually elected). Mr. Beattie also will be entitled to certain benefits.

     The Severance Agreement also contains provisions restricting Mr. Beattie's right to compete with the Bank in Northampton County, Pennsylvania for a period of one year following the Termination Date.

     The Bank has entered into similar Severance Agreements with Tomas J. Bamberger, Reid L. Heeren and certain of the other executive officers of the Company, except that such agreements do not contain change in control provisions. In the event that any of these executive officers are entitled to severance payments, he will be paid annual compensation for one year following the Termination Date at a rate equal to 100% of his base annual salary on the Termination Date, exclusive of cash bonuses and payments under the Bank's Annual Incentive Bonus Plan, reduced by the amount of any pension or annuity benefits he receives under the Bank's defined benefit pension plan if he had retired at age 65 (regardless of when he actually retired) and had elected the single life annuity benefit (regardless of the benefit he actually elected) and by any base salary he earns during the one year period following the Termination Date. Such executive officers also will be entitled to certain benefits.

Executive Benefit Program

     In 1985, the Bank established an Executive Benefit Program (the "Program") for certain of its officers. Currently, seven officers of the Bank are eligible to participate in the Program. Any non-current obligation of the Bank under the Program constitutes an unfunded general obligation of the Bank. The Program is administered by the Executive Committee of the Board of the Bank and provides participants with the following benefits:

     (1) Medical Reimbursement Program. Subject to a maximum, the Bank reimburses participants in the Program for medical or dental expenses which they or their dependents incur and which are not otherwise covered by an existing medical insurance plan or other reimbursement arrangement.

     (2) Salary Continuation Program. If a participant in the Program dies while in the employ of the Bank, his designated beneficiary is entitled to receive 70% of his base-year salary (as defined in the Program) for one year after his death and thereafter 35% of his base-year salary until the earlier to occur of the 10th anniversary of his death or the date on which the participant would have attained age 65.

     (3) Supplemental Retirement Income Program. If a participant in the Program is continuously employed by the Bank through retirement on or after age 65, the participant will be entitled to a "target benefit" equal to a specified percentage of the participant's average annual compensation during the five years immediately prior to his retirement. The "target benefit" amount is to be provided with reference to the participant's benefits under (a) the Salary Plan (to the extent of the Bank's contribution only, and excluding employee deferral amounts or voluntary contributions); (b) the ESOP (including amounts transferred to the Program as a result of the termination of the Bank's Defined Benefit Pension Plan); and (c) each participant's Social Security benefits (to the extent of the participant's primary insurance amount). If amounts payable to the participant from those three sources are insufficient to fund the "target benefit", the Bank is obligated to provide the shortfall in an annual supplemental benefit. Each participant is entitled to terminate before reaching age 65 and receive the "target benefit" computed as above (with certain modifications and assumptions), reduced by a factor to reflect the participant's earlier separation from service. However, if the participant's earlier separation from service is due to dishonesty, collaboration with a competitor, fraud or similar cause, the participant will forfeit all benefits under the Supplemental Retirement Income Program. In general, no separate death benefit is payable under the Program, except with respect to a participant who dies in the active employment of the Bank after attaining age 65. Benefits under the Program will be paid in equal monthly installments during the participant's lifetime, unless an annuity form of payment is selected.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     In 1998, the Company's Dividend Reinvestment and Stock Purchase Plan purchased 10,390 shares of Common Stock from the Company at an average purchase price of $31.47 per share.

     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of business with many of its directors, officers and their associates. All extensions of credit to such persons have been made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and in the opinion of the management of the Company and the Bank, do not involve more than a normal risk of collectibility or present other unfavorable features.

Compensation Committee Interlocks and Insider Participation

     The members of the Compensation Committee during 1998 were Robert J. Bergren, Robert C. Nagel, John J. Schlamp, and Richard Stevens, III.

     Mr. Schlamp was previously President and Chief Executive Officer of the Company from 1983 to January, 1987, President of the Bank from 1976 to 1984 and Chief Executive Officer of the Bank from 1976 to January, 1987. Mr. Schlamp resigned from the Board of Directors and the Compensation Committee effective December 31, 1998 and Gordon B. Mowrer was appointed to the Compensation Committee to replace him. No other person who served as a member of the Compensation Committee during 1998 was a current or former officer or employee of the Company or the Bank or engaged in certain transactions with the Company or the Bank required to be disclosed by regulations of the Securities and Exchange Commission. Additionally, there were no compensation committee "interlocks" during 1998, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of the Compensation Committee.

                              SHAREHOLDER PROPOSALS

     Pursuant to the proxy rules promulgated under the Exchange Act, Company shareholders are notified that the deadline for providing the Company timely notice of any shareholder proposal to be submitted outside of the Rule 14a-8 process for consideration at the Company's Annual Meeting to be held in 2000 (the "2000 Annual Meeting") will be February 15, 2000. As to all such matters which the Company does not have notice on or prior to February 15, 2000, discretionary authority shall be granted to the persons designated in the Company's proxy related to the 2000 Annual Meeting to vote on such proposal.

     A shareholder proposal for the 2000 Annual Meeting must be submitted to the Company at its headquarters located at 76 South Main Street, Nazareth, Pennsylvania 18064 by December 3, 1999 to receive consideration for inclusion in the Company's proxy materials relating to the 2000 Annual Meeting. Any such proposal must also comply with the proxy rules under the Exchange Act, including Rule 14a-8.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Company's independent public accountant for the fiscal year ended December 31, 1998, and for the current fiscal year is the firm of Grant Thornton LLP, Philadelphia, Pennsylvania. Based upon the recommendation of the Audit Committee, the Board of Directors has selected Grant Thornton LLP to be the

Company's independent auditor for 1999. The selection of the Company's independent auditor is not being submitted to shareholders because there is no legal requirement to do so.

     A representative of Grant Thornton LLP is expected to be present at the Meeting and to be available to respond to appropriate questions. The representative will have the opportunity to make a statement if he so desires.

                   ANNUAL REPORT TO SHAREHOLDERS AND FORM 10-K

     This Proxy Statement is accompanied by the Company's Annual Report to Shareholders for the year ended December 31, 1998.

     EACH PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 1998 AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE EXCEPT FOR EXHIBITS TO THE REPORT, BY SENDING A WRITTEN REQUEST THEREFOR TO FIRST COLONIAL GROUP, INC., 76 SOUTH MAIN STREET, NAZARETH, PENNSYLVANIA 18064, ATTENTION: REID L. HEEREN, VICE PRESIDENT.


                                            By Order of the Board of Directors


                                            S. ERIC BEATTIE
                                            President and Chief
                                            Executive Officer

                                     PROXY

                           FIRST COLONIAL GROUP, INC.
                 ANNUAL MEETING OF SHAREHOLDERS -- MAY 13, 1999

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                           FIRST COLONIAL GROUP, INC.

The undersigned hereby constitutes and appoints Maria A. Keller and John M. DeMelfy, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to appear at the Annual Meeting of Shareholders of First Colonial Group, Inc. (the "Company") to be held on the 13th day of May, 1999, and at any postponement or adjournment thereof, and to vote all of the shares of the Company which the undersigned is entitled to vote, with all the powers and authority the undersigned would possess if personally present.

     1. FOR [ ] the election of Robert J. Bergren and Richard Stevens, III, as Class 3 directors of the Company to hold office for a term of four years and until the successors are duly elected and qualified.
     (To withhold authority to vote for all directors, check this box: [ ])
     To withhold authority to vote for an invididual nominee, write that nominee's name on the space provided below.

     ---------------------------------------------------------------------------

     2. To transact such other business as may properly come before the Annual Meeting.

     THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS TO THE CONTRARY ARE INDICATED, THE PROXY AGENTS INTEND TO VOTE FOR THE ELECTION OF ALL THE NOMINEES LISTED IN PROPOSAL 1.

     BOTH PROXY AGENTS PRESENT AND ACTING IN PERSON OR BY THEIR SUBSTITUTES (OR, IF ONLY ONE IS PRESENT AND ACTING, THEN THAT ONE) MAY EXERCISE ALL THE POWERS CONFERRED BY THIS PROXY. DISCRETIONARY AUTHORITY IS CONFERRED BY THIS PROXY AS TO CERTAIN MATTERS DESCRIBED IN THE COMPANY'S PROXY STATEMENT.

     The undersigned hereby acknowledges receipt of the Company's 1998 Annual Report to Shareholders, Notice of the Company's 1999 Annual Meeting of Shareholders and the Proxy Statement relating thereto.


Date: ________________________________, 1999
          (Please date this Proxy)

____________________________________________
                (Signatures)

____________________________________________
                (Signatures)

It would be helpful if you signed your name exactly as it appears on your stock certificate(s), indicating any official position or representative capacity. If shares are registered in more than one name, all owners should sign.

         PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE
                        ENCLOSED POSTAGE PAID ENVELOPE.